UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2015

FXCM Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water Street, FL 50, New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 21, 2015, FXCM Inc. (“FXCM”) announced that, on May 19, 2015, its U.S. subsidiary, Forex Capital Markets LLC, and U.K subsidiary, Forex Capital Markets Limited, agreed to assume the vast majority of margin forex accounts of CitiFX Pro from Citibank N.A. and Citibank International Limited, which traded over $30 billion on average a month during 2014.

After the close of trading on Friday, June 26, 2015, accepted CitiFX Pro accounts will be transferred to the corresponding FXCM entity. CitiFX Pro clients will be transitioned to FXCM’s comparable trading solutions and parameters either on Trading Station, the MT4 Platform, or APIs according to their current settings and needs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.

By:	/s/ David. S. Sassoon
	Name:	David S. Sassoon
	Title:	General Counsel

Date: May 21, 2015